Exhibit 99.1

FOR IMMEDIATE RELEASE

Navidea Biopharmaceuticals Announces 2016 Annual Meeting Results

DUBLIN, OH,  August 11, 2016 -- Navidea Biopharmaceuticals, Inc. (NYSE MKT: NAVB) today announced the results of voting at its 2016 Annual Meeting of Stockholders (the Annual Meeting) held August 11, 2016. Approximately 70 percent of outstanding shares were represented at the meeting.

At the Annual Meeting, Navidea’s stockholders:

•	Elected Y. Michael Rice and Eric K. Rowinsky, M.D. to the Navidea Board of Directors to serve for a term of three years;
•	Increased the authorized number of shares of the Company from 205,000,000 to 305,000,000, consisting of 300,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $.001 par value; and
•	Ratified the appointment of Marcum LLP to act as the Company’s independent registered public accounting firm for 2016.

The final results are subject to verification by the independent election inspectors and will be reported in a Form 8-K to be filed by Navidea with the Securities and Exchange Commission in the next few days.

Following the formal business portion of the Annual Meeting, Jed Latkin, Interim Chief Operating Officer and Chief Financial Officer, shared a few remarks with stockholders in attendance at the Annual Meeting.

About Navidea

Navidea Biopharmaceuticals, Inc. (NYSE MKT: NAVB) is a biopharmaceutical company focused on the development and commercialization of precision immunodiagnostic agents and immunotherapeutics. Navidea is developing multiple precision-targeted products and platforms including Manocept™ and NAV4694 to help identify the sites and pathways of undetected disease and enable better diagnostic accuracy, clinical decision-making, targeted treatment and, ultimately, patient care. Lymphoseek® (technetium Tc 99m tilmanocept) injection, Navidea’s first commercial product from the Manocept platform, was approved by the FDA in March 2013 and in Europe in November 2014. The development activities of the Manocept immunotherapeutic platform will be conducted by Navidea in conjunction with its subsidiary, Macrophage Therapeutics. Navidea’s strategy is to deliver superior growth and shareholder return by bringing to market novel products and advancing the Company’s pipeline through global partnering and commercialization efforts. For more information, please visit www.navidea.com.

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The Private Securities Litigation Reform Act of 1995 (the Act) provides a safe harbor for forward-looking statements made by or on behalf of the Company. Statements in this news release, which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, anticipated clinical and regulatory pathways, and markets for the Company’s products are forward-looking statements within the meaning of the Act. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance of its products, our ability to repay our debt, the outcome of the CRG litigation, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, risks of development of new products, regulatory risks and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update or revise any forward-looking The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Source: Navidea Biopharmaceuticals, Inc.

Navidea Biopharmaceuticals Contacts

Investors & Media

Sharon Correia, 978-655-2686

Senior Director, Corporate Communications

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